Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SigmaBroadband Co., (the "Company") on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery A. Brown, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGMABROADBAND CO.

April 15, 2015

By: /s/ Jeffery A. Brown

Jeffery A. Brown

President, Secretary, Principal Executive Officer,

and Director